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                             THE VANTAGEPOINT FUNDS

                     VANTAGEPOINT INCOME PRESERVATION FUND

        Supplement dated July 7, 2004 to the Prospectus dated May 1, 2004

        This supplement revises certain disclosures in the Prospectus and provides new information in addition to that contained in the Prospectus and should be read in conjunction with the Prospectus.

THE FOLLOWING REPLACES THE THIRD PARAGRAPH FOUND UNDER "INCOME PRESERVATION FUND
- INVESTMENT RISKS" ON PAGE 29 OF THE PROSPECTUS:

The Fund may not be able to maintain a constant NAV if any government or self-regulatory agency determines that it is not appropriate to value the wrapper agreements as offsetting the market value fluctuations of its portfolio of fixed income securities. The staff of the SEC is questioning the valuation methodology for wrapper agreements commonly used by "stable value" mutual funds, including the Fund. If the SEC or its staff determines that the valuation method currently utilized by "stable value" mutual funds is no longer an acceptable practice, the fair value of the wrapper agreements would be different and may result in an increase or decrease to the Fund's NAV. In the event that the SEC or its staff takes the position as discussed above, the wrap providers may seek to terminate their wrapper agreements without further obligation to make payments under the wrapper agreements. If at the time the wrap providers terminate the wrapper agreements the market value is less than the book value of the Fund, the Fund would experience a decline in net asset value and shareholders would bear any loss.





                   RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE